UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2016

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Market conditions permitting, Comcast Corporation (“Comcast”) plans to offer additional notes in its existing series of 2.75% Notes due 2023 and 3.15% Notes due 2026 in an underwritten public offering. Comcast anticipates using the proceeds from any sale of additional notes for general corporate purposes.

Comcast does not intend for this Item 7.01 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: March 22, 2016	By:	/s/ Arthur R. Block
		Name:	Arthur R. Block
		Title:	Executive Vice President, General Counsel and Secretary